Precious Sheen Investments Ltd.
Audited Consolidated Financial Statements
December 31, 2006, 2005, and 2004

Precious Sheen Investments Ltd.

Contents	Pages

Independent Auditor’s Report	1

Consolidated Balance Sheets	2 - 3

Consolidated Statements of Operations	4

Consolidated Statements of Changes in Stockholders’ Equity	5

Consolidated Statements of Cash Flows	6 – 7

Notes to Consolidated Financial Statements	8 – 21

Board of Directors and Stockholders
Precious Sheen Investments Ltd.

Report of Registered Independent Public Accounting Firm

We have audited the accompanying consolidated balance sheets of Precious Sheen Investments Ltd. as of December 31, 2006, 2005, and 2004 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Precious Sheen Investments Ltd. as of December 31, 2006, 2005, and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

South San Francisco, California	Samuel H. Wong & Co., LLP
May 25, 2007	Certified Public Accountants

Precious Sheen Investments Ltd.
Consolidated Balance Sheets
At December 31, 2006, 2005, and 2004
(Stated in US Dollars)

	Note
		2006	2005	2004
ASSETS
Current Assets
Cash	2(D)	3,075,787	10,179,414	45,545
Subscription Receivable		1,130,011	1,130,011	1,130,011
Accounts Receivable	2(E),3	1,798,397	3,247,304	-
Other Receivable		679,019	1,006,541	-
Related Party Receivable	5	13,148,788	-	-
Inventory	2(F),4	2,385,447	2,850,213	400,409
Advance to Suppliers	2(G)	1,110,449	704,706	6,385,596
Prepaid Expenses		90,913	48,191	75
Prepaid Local & VAT Taxes		-	-	109,073
Deferred Tax Asset	2(Q)	574,316	158,992	66,408
Total Current Assets		23,993,127	19,325,372	8,137,117

Non-Current Assets
Property, Plant & Equipment, net	2(H),6	20,875,462	21,093,489	1,900,081
Land Use Rights, net	2(I),7	8,911,119	8,525,125	8,437,831
Construction in Progress		4,165,407	3,149,690	11,452,762
Other Assets		30,519	29,552	28,792
Total Assets		$57,975,634	$52,123,228	$29,956,583

LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
Bank Loans & Notes		6,971,538	3,777,838	2,189
Accounts Payable		4,207,992	7,645,595	1,152,486
Related Party Payable		-	4,454,927	446,311
Accrued Liabilities		912,707	988,851	648,482
Taxes Payable		2,259,465	831,699	188
Other Payable		1,362,607	842,806	98,965
Customer Deposits		1,049,212	437,472	9,065
Total Current Liabilities		16,763,521	18,979,188	2,357,686

See Accompanying Notes to Financial Statements

Precious Sheen Investments Ltd.
Consolidated Balance Sheets
At December 31, 2006, 2005, and 2004
(Stated in US Dollars)

Long Term Liabilities
Bank Loans	8	17,908,539	18,579,533	19,308,514

Total Liabilities		34,672,060	37,558,721	21,666,200

	Note
		2006	2005	2004
Stockholders' Equity

Common Stock 30,000,000 Shares Registered Issued &Outstanding		3,543,264	3,543,264	3,543,264
Statutory Reserve	2(K),9	732,398	72,508	-
Retained Earnings		18,131,135	10,662,654	4,746,390
Accumulated Other Comprehensive Income	2(L)	896,777	286,081	729

Total Stockholders' Equity		23,303,574	14,564,507	8,290,383

Total Liabilities & Stockholders' Equity		$57,975,634	$52,123,228	$29,956,583

See Accompanying Notes to Financial Statements

Precious Sheen Investments Ltd.
Consolidated Statements of Operations
For the years ended December 31, 2006, 2005, and 2004
(Stated in US Dollars)

	Note
		2006	2005	2004
Revenue

Sales		$70,396,439	$54,119,895	$654,749
Cost of Sales		57,794,853	45,284,186	711,473
Gross Profit		12,601,586	8,835,709	(56,724)

Operating Expenses

Selling Expenses		1,556,805	711,226	14,109
General & Administrative Expenses		1,334,866	936,179	388,264
Total Operating Expense		2,891,671	1,647,405	402,373

Operating Income/(Loss)		9,709,915	7,188,304	(459,097)

Other Income (Expenses)

Other Income	11	-	-	5,275,203
Interest Income		147	1,040	98
Other Expenses		(126,098)	(38,905)	-
Interest Expense		(1,457,204)	(970,383)	(110,360)
Total Other Income (Loss) and Expense		(1,583,155)	(1,008,248)	5,164,941

Earnings before Tax		8,126,760	6,180,056	4,705,844

(Income Tax Expense)/Deferred Tax Benefit	2(Q),12	1,609	(191,284)	66,403

Net Income		$8,128,369	$5,988,772	$4,772,247

Basic & Diluted Earnings Per Share	2(T)	$0.28	$0.20	$0.16

Weighted Average Shares Outstanding		30,000,000	30,000,000	30,000,000

See Accompanying Notes to Financial Statements

Precious Sheen Investments Ltd.
Consolidated Statements of Changes in Stockholders’ Equity
For the years ended December 31, 2006, 2005, and 2004
(Stated in US Dollars)

						Accumulated
			Additional			Comprehensive
	Shares	Common	Paid in	Statutory	Retained	Other
	Outstanding	Stock	Capital	Reserve	Earnings	Income	Total
Balance, January 1, 2004	30,000,000	603,338	-	-	-	-	-
Issuance of Common Stock for Cash		2,939,926	-				2,939,926
Increase in APIC related to Issuance of Common Stock							-
Net Income					4,772,247		4,772,247
Prior Period Adjustment					(25,857)		(25,857)
Foreign Currency Translation Adjustment						729	729
Balance, December 31, 2004	30,000,000	3,543,264	-	-	4,746,390	729	8,290,383

Balance, January 1, 2005	30,000,000	3,543,264	-	-	4,746,390	729	8,290,383
Net Income					5,988,772		5,988,772
Appropriations of Retained Earnings				72,508	(72,508)		-
Foreign Currency Translation Adjustment						285,352	285,352
Balance, December 31, 2005	30,000,000	3,543,264	-	72,508	10,662,654	286,081	14,564,507

Balance, January 1, 2006	30,000,000	3,543,264	-	72,508	10,662,654	286,081	14,564,507
Net Income					8,128,371		8,128,371
Appropriations of Retained Earnings				659,890	(659,890)		-
Foreign Currency Translation Adjustment						610,696	610,696
Balance, December 31, 2006	30,000,000	3,543,264	-	732,398	18,131,135	896,777	23,303,574

	Comprehensive Income 2004	Comprehensive Income 2005	Comprehensive Income 2006	Accumulated Totals
Prior Period Adjustment	(25,857)	-	-	(25,857)
Net Income	4,772,247	5,916,264	7,468,481	18,156,992
Foreign Currency Translation Adjustment	729	285,352	610,696	896,777
	4,747,119	6,201,616	8,079,177	19,027,912

See Accompanying Notes to Financial Statements

Precious Sheen Investments Ltd.
Consolidated Statements of Cash Flows
For the years ended December 31, 2006, 2005, and 2004
(Stated in US Dollars)

	2006	2005	2004
Cash Flow from Operating Activities

Cash Received from Customers	$59,979,793	$50,354,793	$1,243,014
Cash Paid to Suppliers & Employees	(65,116,627)	(30,159,011)	(9,299,782)
Interest Received	147	1,040	98
Interest Paid (net of amount capitalized)	(1,580,310)	(987,223)	(110,360)
Income Tax Paid	(400,065)	(280,676)	-
Miscellaneous Receipts	-	-	5,275,204
Cash Sourced/(Used) in Operating Activities	(7,117,062)	18,928,923	(2,891,826)

Cash Flows from Investing Activities

Payments for Purchases of Equipment & Construction of Plant	(1,655,077)	(11,430,320)	(10,487,889)
Payments for Purchases of Land Use Rights	(265,509)	(23,161)	(7,706,386)
Payments for Deposits	-	-	(1,540)
Cash Used/(Sourced) in Investing Activities	(1,920,586)	(11,453,481)	(18,195,815)

Cash Flows from Financing Activities

Proceeds of Issuance of Common Stock	-	-	1,810,014
Proceeds from Borrowings from Bank & Shareholder	1,753,971	2,496,786	19,301,564
Cash Sourced/(Used) in Financing Activities	1,753,971	2,496,786	21,111,578

Net Increase/(Decrease) in Cash & Cash Equivalents for the Year	(7,283,677)	9,972,228	23,937

Effect of Currency Translation	180,051	161,641	3

Cash & Cash Equivalents at Beginning of Year	10,179,414	45,545	21,605

Cash & Cash Equivalents at End of Year	$3,075,788	$10,179,414	$45,545

See Accompanying Notes to Financial Statements

Precious Sheen Investments Ltd.
Reconciliation of Net Income to Cash Provided/(Used) in Operating Activities
For the years ended December 31, 2006, 2005, and 2004
(Stated in US Dollars)

	2006	2005	2004

Net Income	$8,128,369	$5,988,772	$4,772,247

Adjustments to Reconcile Net Income to Net Cash Provided by Cash Activities:

Capitalized Interest	-	-	(645,425)
Prior Period Adjustment	-	-	(25,857)
Amortization	160,782	156,442	60,333
Depreciation	1,651,055	1,059,292	7,657
Provision for Bad Debt on Note Receivable	-	-	-
Decrease/(Increase) in Accounts Receivable	1,523,176	(3,195,887)	-
Decrease/(Increase) in Other Receivable	353,046	(990,603)	579,200
Decrease/(Increase) in Related Party Receivable	(12,877,984)	-	-
Decrease/(Increase) in Inventory	546,573	(2,400,613)	(400,287)
Decrease/(Increase) in Advance to Suppliers	(374,793)	5,756,820	(4,730,917)
Decrease/(Increase) in Prepaid VAT Taxes	-	110,180	(109,064)
Decrease/(Increase) in Prepaid Expenses	(40,297)	(47,352)	(75)
Decrease/(Increase) in Deferred Tax Benefit	(401,674)	(89,392)	(66,403)
Increase/(Decrease) in Accounts Payable	(3,611,921)	6,360,359	1,117,698
Increase/(Decrease) in Taxes Payable	1,371,696	818,340	111
Increase/(Decrease) in Other Payable	482,075	729,493	(4,554,807)
Increase/(Decrease) in Related Party Payable	(4,506,002)	3,933,551	446,271
Increase/(Decrease) in Accrued Liabilities	(106,278)	318,134	648,425
Increase/(Decrease) in Customer Advances	585,116	421,388	9,064
Foreign Currency Translation Adjustment	(1)	(1)	3

Total of all adjustments	(15,245,431)	12,940,151	(7,664,073)

Net Cash Provided by/(Used in) Operating Activities	$(7,117,062)	$18,928,923	$(2,891,826)

See Accompanying Notes to Financial Statements

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the years ended December 31, 2006, 2005, and 2004

1.	The Company and Principal Business Activities

Precious Sheen Investments Ltd. (the “Company”) is a company incorporated in the British Virgin Islands. Dalian Precious Sheen Investments Consulting Co. Ltd. (“WOFE”), a wholly owned subsidiary of the Company, is a People’s Republic of China (“PRC”) Corporation formed for the purpose of providing a group structure to enhance the viable capacity of its three PRC operating subsidiaries; namely, (a) Dalian Chuming Slaughter and Packaging Pork Company Ltd. (“Meat Co.”, (b) Dalian Chuming Processed Foods Company Ltd. (“Food Co.”), and (c) Dalian Chuming Sales Co. Ltd. (“Sales Co.”), to allow the Company to undergo a reverse-merger transaction, which includes a simultaneous equity financing with a United States Public Shell Company in the near future. The three operating subsidiaries are spin-off constituents of Dalian Chuming Group Co. Ltd., which actively operates its pork business in the City of Dalian, Liaoning Province of China.

The Company’s primary business activities are the production and packing of fresh pork and also production of processed meat products for distribution and sale to clients throughout the PRC and Russia.

2.	Summary of Significant Accounting Policies

(A)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

(B)	Principles of Consolidation

The consolidated financial statements, which include the Company and its subsidiaries, are compiled in accordance with generally accepted accounting principles in the United States of America. All significant inter-company accounts and transactions have been eliminated. The consolidated financial statements include 100% of assets, liabilities, and net income or loss of those wholly-owned subsidiaries.

The Company owned the three operating subsidiaries since its inception. As of December 31, 2006, the detailed identities of the consolidating subsidiaries are as follows: -

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the years ended December 31, 2006, 2005, and 2004

Name of Company	Place of Incorporation	Attributable Equity Interest	Registered Capital
Dalian Chuming Meat Co. Ltd.	PRC	100%	RMB	10,000,000
Dalian Chuming Food Co. Ltd.	PRC	100%	RMB	5,000,000
Dalian Chuming Sales Co. Ltd.	PRC	100%	RMB	5,000,000

The consolidation of these operating subsidiaries into a newly formed holding company i.e. “the Company” is permitted by United States GAAP: ARB51 paragraph 22 and 23.

(C)	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from these estimates.

(D)	Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid equity or debt instruments purchased with a maturity of three months or less to be cash equivalents.

(E)	Accounts Receivable

The Company extends unsecured, non interest bearing credit to its customers; accordingly, the Company carries an allowance for doubtful accounts, which is an estimate, made by management. Management makes its estimate based on prior experience rates and assessment of specific outstanding customer balances. Management must approve credit extended to new customers who have met the criteria of the Company’s credit policy.

(F)	Inventory Carrying Value

Inventory, consisting of raw materials in the form of livestock, work in progress, and finished products, is stated at the lower of cost or market value. Finished products are comprised of direct materials, direct labor and an appropriate proportion of overhead. Periodic evaluation is made by management to identify if inventory needs to be written down because of damage, or spoilage. Cost is computed using the weighted average method.

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the years ended December 31, 2006, 2005, and 2004
(G)	Advances to Suppliers

Advances to suppliers represent the cash paid in advance for purchasing raw materials. The advances to suppliers are interest free and unsecured.

(H)	Property, Plant, and Equipment

Property, Plant, and Equipment are stated at cost. Repairs and maintenance to these assets are charged to expense as incurred; major improvements enhancing the function and/or useful life are capitalized. When items are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gains or losses arising from such transactions are recognized.

Construction in progress represents the direct costs of design, acquisition, and construction of buildings, building improvements and land improvements. Capitalization of these costs ceases when substantially all activities necessary to prepare the assets for their intended use are completed. At such point, construction in progress is transferred to its respective asset classification. No depreciation is provided until it is completed and ready for intended use.

Property and equipment are depreciated using the straight-line method over their estimated useful life with a 5% salvage value. Their useful lives are as follows: -

Fixed Asset Classification	Useful Life
Land Improvements	10 years
Buildings	20 years
Building Improvements	10 years
Manufacturing Machinery & Equipment	10 years
Office Equipment	5 years
Furniture & Fixtures	5 years
Vehicles	5 years

(I)	Land Use Rights

Land Use Rights are stated at cost less accumulated amortization. Amortization is provided over its useful life, using the straight-line method. The useful life of the land use right is 50 years.

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the years ended December 31, 2006, 2005, and 2004

(J)	Accounting for Impairment of Assets

The Company reviews the recoverability of its long-lived assets, such as property and equipment, when events or changes in circumstances occur that indicate the carrying value of the asset group may not be recoverable. The assessment of possible impairment is based on the Company’s ability to recover the carrying value of the asset from the expected future cash flows, undiscounted and without interest charges, of the related operations. If these cash flows are less than the carrying value of such assets, an impairment loss is recognized for the difference between estimated fair value and carrying value. The measurement of impairment requires management to estimate future cash flows and the fair value of long-lived assets.

(K)	Statutory Reserve

Statutory reserve refer to the amount appropriated from the net income in accordance with laws or regulations, which can be used to recover losses and increase capital, as approved, and, are to be used to expand production or operations. PRC laws prescribe that an enterprise operating at a profit, must appropriate, on an annual basis, from its earnings, an amount to the statutory reserve to be used for future company development. Such an appropriation is made until the reserve reaches a maximum equalling 50% of the enterprise’s capital.

(L)	Other Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

(M)	Recognition of Revenue

Revenue from the sale of pork products, etc., is recognized on the transfer of risks and rewards of ownership, which generally coincides with the time when the goods are delivered to customers and the title has passed.

(N)	Shipping and handling

All shipping and handling are expensed as incurred and are included as a component of cost of sales.

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the years ended December 31, 2006, 2005, and 2004
(O)	Advertising Expense

Costs related to advertising and promotion expenditures are expensed as incurred during the year.

(P)	Retirement Benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statement of operations as incurred.

(Q)	Income Taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

The Company is operating in the PRC, and in accordance with the relevant tax laws and regulations of PRC, the corporation income tax rate is 33%.

(R)	Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

(S)	Foreign Currency Translation

The Company maintains its financial statements in the functional currency. The functional currency of the Company is the Renminbi (RMB). Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the years ended December 31, 2006, 2005, and 2004
For financial reporting purposes, the financial statements of the Company which are prepared using the functional currency have been translated into United States dollars. Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates. Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity.

Exchange Rates	2006	2005	2004
Year end RMB : US$ exchange rate	7.81750	8.0734	8.2865
Average yearly RMB : US$ exchange rate	7.98189	8.20329	8.28723

RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(T)	Earnings Per Share

Basic earnings per share is computed by dividing net income by the weighted average number of ordinary shares outstanding during the period. Diluted earnings per share is computed by dividing net income by the sum of the weighted average number of ordinary shares outstanding and dilutive potential ordinary shares during the years. During the years ended 2004, 2005, and 2006, no dilutive potential ordinary shares were issued.

The Company computes earnings per share (“EPS”) in accordance with Statement of Financial Accounting Standards No. 128, “Earnings per share” (“SFAS No. 128”), and SEC Staff Accounting Bulletin No. 98 (“SAB 98”). SFAS No. 128 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as the income or loss available to common shareholders divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options, and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the years ended December 31, 2006, 2005, and 2004

(U)	Recent Accounting Pronouncements

In May 2005, the FASB issued a SFAS 154, “Accounting Changes and Error Corrections” to replace APB Opinion No. 20, “Accounting Changes” and SFAS 3, “Reporting Accounting Changes in Interim Financial Statements” requiring retrospective application to prior periods financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, SFAS 154 requires the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, SFAS 154 requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. The effective date for this statement is for accounting changes and corrections of errors made in fiscal year beginning after December 15, 2005.

In February 2006, the FASB issued a SFAS 155, “Accounting for Certain Hybrid Financial Instruments” to amend FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This statement permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation and eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006.

In July 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that the Company recognizes in its consolidated financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for the Company on January 1, 2007, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings.

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the years ended December 31, 2006, 2005, and 2004
In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, where fair value is the relevant measurement attribute. The standard does not require any new fair value measurements. SFAS 157 is effective for financial statements issued for fiscal year beginning after November 15, 2007, and interim periods within those fiscal years.

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statement errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company’s financial statements and the related financial statement disclosures. SAB No.108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.

In February 2007, the Financial Accounting Standards Board issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment of SFAS 115 (SFAS No. 159), which allows for the option to measure financial instruments and certain other items at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. The objective of SFAS 159 is to provide opportunities to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply hedge accounting provisions. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of SFAS No. 159 on our consolidated financial statements.

The Company does not anticipate that the adoption of the above standards will have a material impact on these consolidated financial statements.

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the years ended December 31, 2006, 2005, and 2004

3.	Accounts Receivable

Accounts Receivable at December 31, consisted of the following: -

	2006	2005	2004
Accounts Receivable – Trade	1,877,664	3,324,058	-
Less: Allowance for Doubtful Accounts	(79,267)	(76,754)	-
Net Accounts Receivable	$1,798,397	$3,247,304	$-

4.	Inventory

	2006	2005	2004
Raw Materials	875,223	719,804	215,108
Work in Progress	365,961	101,932	24,997
Finished Goods	1,144,263	2,028,477	160,304
	$2,385,447	$2,850,213	$400,409

5.	Related Party Receivable

All of the constituents within the group, which have business transactions with the Company are consummated through the ultimate holding company. Accordingly, the Related Party Receivable was from Dalian Group Holdings.

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the years ended December 31, 2006, 2005, and 2004

6.	Property, Plant & Equipment

December 31, 2006		Accumulated
	Cost	Depreciation	Net
Land Improvements	441,484	59,789	381,695
Building Improvements	54,291	9,406	44,885
Buildings	14,167,331	1,104,854	13,062,477
Manufacturing Equipment	8,346,776	1,403,176	6,943,600
Office Equipment	68,198	14,165	54,033
Vehicles	572,290	203,600	368,690
Furniture & Fixture	30,550	10,468	20,081
	$23,680,920	$2,805,458	$20,875,462

December 31, 2005		Accumulated
	Cost	Depreciation	Net
Land Improvements	316,013	20,672	295,341
Building Improvements	52,570	4,114	48,456
Buildings	13,580,630	399,299	13,181,331
Manufacturing Equipment	7,630,412	554,540	7,075,872
Office Equipment	60,367	10,757	49,610
Vehicles	523,854	93,269	430,585
Furniture & Fixture	13,838	1,544	12,294
	$22,177,684	$1,084,195	$21,093,489

December 31, 2004		Accumulated
	Cost	Depreciation	Net
Land Improvements	9,292	74	9,218
Manufacturing Equipment	1,392,309	5,307	1,387,002
Office Equipment	44,117	45	44,072
Vehicles	458,546	2,232	456,314
Furniture & Fixture	3,475	-	3,475
	$1,907,739	$7,658	$1,900,081

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the years ended December 31, 2006, 2005, and 2004

7.	Land Use Right

The Company had the following intangible assets outstanding at December 31:

	2006	2005	2004
Land Use Rights, at Cost	9,303,402	8,746,015	8,498,169
less: Accumulated Amortization	(392,283)	(220,890)	(60,338)
	$8,911,119	$8,525,125	$8,437,831

8.	Bank Loans From Group Leader

The Company obtained a loan of $20,466,901 (RMB 160,000,000) from its group leader, Dalian Chuming Group Co., Ltd; which in turn, obtained these funds in a joint loan commitment from both China Development Bank and Shenzhen Development Bank (“Banks”) via a collateralized loan. Dalian Chuming Group Co., Ltd. collateralized the loan by purchasing a bond from China Export and Credit Insurance Corporation (“Bond Issuer”). The bond guarantees to the Banks the entire principal and accrued interest of the loan. The cost of the bond is RMB 1,000,000 annually, or in USD: $120,668, 121,902, and 125,284 for the years 2004, 2005, and 2006, respectively, which was paid by the Company. The loan carries a fixed interest of 5.76% per annum. The Company pledged both land use rights and buildings to the Bond Issuer. The Company pursued a loan from its group leader as the financing solution of choice because the Company is in lack of tangible assets for collateral as well as favorable credit history to directly establish credit facility with the bank.

The following table is a schedule of due dates of principal payments.

Due Date	Amount
November 20, 2006	1,279,181
November 20, 2007	1,279,181
November 20, 2008	2,558,363
November 20, 2009	3,837,544
November 20, 2010	3,837,544
November 20, 2011	3,837,544
November 20, 2012	3,837,544
$20,466,901

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the years ended December 31, 2006, 2005, and 2004

9.	Commitments of Statutory Reserve

	2006	2005	2004
PRC Registered Capital	3,543,264	3,543,264	3,543,264

- Statutory Reserve Ceiling based on 50% of Registered Capital	1,771,632	1,771,632	1,771,632

Less: - Retained Earnings appropriated to Statutory Reserve	732,398	72,508	-

Reserve Commitment
Outstanding	$1,039,234	$1,699,124	$1,771,632

10.	Advertising Costs

Advertising expenses were $0, $869, and $268 for the years 2006, 2005, and 2004 respectively.

There were no advertising costs incurred for the quarter ended September 30, 2007.

11.	Other Income

The Company was provided two subsidies by the Wa Fang Dian Industrial District Construction Administration in 2004. The subsidies were in the amounts of $767,815 (RMB 6,363,059) and $4,506,166 (RMB 37,343,636) totaling $5,273,981 (RMB 43,706,695.00). The Company qualified for subsidies because its investment in the local area surpassed the benchmark of $12,066,758 (RMB 100,000,000).

12.	Income Taxes

The Company’s different operating subsidiaries are subject to different income tax regulations under PRC law.

The operating subsidiary, Meat Co., has been given special tax-free status by the PRC government because of the Company standing as leader in its industry in Dalian; therefore, no provision for income tax in the PRC was made for years 2006, 2005, and 2004.

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the years ended December 31, 2006, 2005, and 2004

The Company’s operating subsidiary, Food Co., has provided provisions for income taxes in years 2006, 2005, and 2004 of $400,605, $338,214, and $0, respectively.

The Company’s operating subsidiary, Sales Co., has not provided provisions for income taxes in years 2006, 2005, and 2004 as it has incurred operating losses for those respective years.

After adjusting for special tax-free status and net operating loss, the consolidated taxable earnings were determined, and the results were as follows: -

i.	2006	Tax benefit	1,609
ii.	2005	Tax expense	(191,284)
iii.	2004	Tax benefit	66,403

At December 31, 2006, 2005, and 2004, the company’s operations were conducted entirely in the PRC. The Company at that point was not incorporated or governed by United States tax laws. Accordingly, no provision for income tax in the United States was made.

13.	Commitments

It is company policy to develop plant facilities based on availability of cash resources without incurring capital commitments. Therefore, the Company did not have any capital commitments existing at December 31, 2006.

There were no severance packages provided to key management personnel that resigned their positions. The Company has the right to terminate employment for cause at any time.

14.	Related Party Transactions

The Company conducts business with the following related parties: Dalian Chuming Group Co., Ltd composed of the following subsidiaries that are not consolidated in Dalian Precious Sheen Investments Consulting Co. Ltd.: (1) Dalian Chuming Industrial Development Co., Ltd., (2) Dalian Chuming Trading Co., Ltd, (3) Dalian Mingxing Livestock Product Co. Ltd., (4) Dalian Chuming Stockbreeding Combo Development Co., Ltd., (5) Dalian Chuming Fodder Co., Ltd., and (6) Dalian Chuming Biological Technology Co., Ltd.. The Company and the aforementioned related parties have a common ownership. All transactions with related parties were performed at arm’s length.

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the years ended December 31, 2006, 2005, and 2004

15.	Concentration of Risk

(A)	Demand Risk

The Company had concentrations of risk in demand for its products. Three customers accounted for 48.88% of the Company’s sales revenue in 2005, while four customers accounted for 67.75% of Company’s sales in 2006.

(B)	Supply Risk

The Company is subject to concentration of supply shortage risk because it purchases its materials for resale from a few select vendors. The Company’s availability of supply is correlated with the few select vendors’ ability to meet the market demand.

Precious Sheen Investments Ltd.
Reviewed Consolidated Financial Statements
September 30, 2007

Precious Sheen Investments Ltd.

Board of Directors and Stockholders
Precious Sheen Investments Ltd.

Report of Registered Independent Public Accounting Firm

We have reviewed the accompanying consolidated balance sheets of Precious Sheen Investments Ltd. as of September 30, 2007 and December 31, 2006, and the related consolidated statements of income, stockholders’ equity, and cash flows for the three and nine-month periods ended September 30, 2007. These interim consolidated financial statements are the responsibility of the Company's management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim consolidated financial statements for them to be in conformity with U.S. generally accepted accounting principles

South San Francisco, California	Samuel H. Wong & Co., LLP
November 19, 2007	Certified Public Accountants

Precious Sheen Investments Ltd.
Consolidated Balance Sheets
As of September 30, 2007 and December 31, 2006
(Stated in US Dollars)

ASSETS	Note	September 30, 2007	December 31, 2006
Current Assets
Cash	2(D)	$2,457,434	$3,075,787
Subscription Receivable		-	1,130,011
Accounts Receivable	2(E),3	772,289	1,798,397
Other Receivable		1,246,220	679,019
Related Party Receivable	5	25,957,198	13,148,788
Inventory	2(F),4	2,389,755	2,385,447
Advance to Suppliers	2(G)	207,357	1,110,449
Prepaid Expenses		146,138	90,913
Deferred Tax Asset	2(Q)	597,227	574,316

Total current assets		33,773,618	23,993,127

Non-Current Assets
Property, Plant & Equipment, net	2(H),6	24,582,707	20,875,462
Land Use Rights, net	2(I),7	12,567,957	8,911,119
Construction in Progress		901,621	4,165,407
Other Assets		31,736	30,519

Total Assets		$71,857,639	$57,975,634

See accompanying notes to consolidated financial statement and accountant’s report

2

Precious Sheen Investments Ltd.
Consolidated Balance Sheets (Continued)
As of September 30, 2007 and December 31, 2006
(Stated in US Dollars)

LIABILITIES & STOCKHOLDERS' EQUITY

	Notes	September 30, 2007	December 31, 2006
Current Liabilities
Bank Loans & Notes		$5,919,442	$6,971,538
Accounts Payable		3,661,530	4,207,992
Accrued Liabilities		1,506,702	912,707
Taxes Payable		4,768,784	2,259,465
Other Payable		1,166,630	1,362,607
Customer Deposits		3,333,835	1,049,212
Total Current Liabilities		20,356,923	16,763,521

Long Term Liabilities
Bank Loans	8	18,622,965	17,908,539
Total Liabilities		38,979,888	34,672,060

Stockholders' Equity
Common Stock (30,000,000 shares registered issued and outstanding)		3,543,264	3,543,264
Statutory Reserve	2 (K), 9	1,590,031	732,398
Retained Earnings		25,672,939	18,131,135
Accumulated Other Comprehensive Income	2 (L)	2,071,517	896,777
		32,877,751	23,303,574

Total Liabilities and Equity		$71,857,639	$57,975,634

See accompanying notes to consolidated financial statement and accountant’s report

3

Precious Sheen Investments Ltd.
Consolidated Statements of Income
For the three and nine month periods ended September 30, 2007 and 2006
(Stated in US Dollars)

		Nine Months September 30,		Three Months September 30,
	Note	2007	2006	2007	2006
Revenue
Sales		$89,718,841	$50,205,347	$35,160,526	$17,720,352
Cost of Sales		74,966,451	40,720,510	29,430,153	14,713,368
Gross Profit		14,752,390	9,484,837	5,730,373	3,006,984

Operating Expenses
Selling Expenses		3,397,046	1,077,877	1,597,626	343,710
General & Administrative Expenses		1,147,488	927,680	459,975	279,725
Total Operating Expenses		4,544,534	2,004,557	2,057,601	623,435

Operating Income		10,207,856	7,480,280	3,672,772	2,383,549

Other Income (Expenses)

Other Incomes	12	7,810	-	806	-
Interest Income		-	110	-	44
Other Expenses		(78,354)	(84,950)	(40,524)	(40,493)
Interest Expenses		(1,089,221)	(1,059,674)	(378,580)	(393,862)
Total Other Income (Loss) and Expenses		(1,159,765)	(1,144,515)	(418,298)	(434,310)

Earnings before Tax		9,048,091	6,335,765	3,254,474	1,949,239

Income Tax / Deferred Tax Benefit	2(n)	749,504	1,201	749,504	(402)

Net Income		$8,298,587	$6,336,966	$2,504,970	$1,949,641

Basic & Diluted Earnings Per Share		$0.28	$0.21	$0.08	$0.06

Weighted Average Shares Outstanding		30,000,000	30,000,000	30,000,000	30,000,000

See accompanying notes to consolidated financial statement and accountant’s report

4

Precious Sheen Investments Ltd.
Consolidated Statement of Changes in Stockholders’ Equity
For the nine month period ended September 30, 2007 and year ended December 31, 2006
(Stated in US Dollars)

			Common
			Stock			Accumulated
	Common Stock		Additional			Other
	Shares		Paid in	Statutory	Retained	Comprehensive
	Outstanding	Amount	Capital	Reserve	Earnings	Income	Total
Balance, January 1, 2006	30,000,000	3,543,264	-	73,250	10,661,912	315,908	14,594,334
Net Income					8,128,371		8,128,371
Appropriations of Retained Earnings				659,148	(659,148)		0
Foreign Currency Translation Adjustment					-	580,869	580,869
Balance, December 31, 2006	30,000,000	3,543,264	-	732,398	18,131,135	896,777	23,303,574

Balance, January 1, 2007	30,000,000	3,543,264	-	732,398	18,131,135	896,777	23,303,574
Net Income					8,298,587		8,298,587
Prior Period Adjustments					100,851		100,851
Appropriations of Retained Earnings				857,633	(857,633)		-
Foreign Currency Translation Adjustment						1,174,740	1,174,740
Balance, September 30, 2007	30,000,000	3,543,264	-	1,590,031	25,672,939	2,071,517	32,877,751

	Comprehensive Income 2006	Comprehensive Income 9/30/2007	Accumulated Totals
Prior Period Adjustments - Depreciation	-	100,851	100,851
Net Income	8,128,371	8,298,587	16,426,958
Foreign Currency Translation Adjustment	580,869	1,174,740	1,755,609
	8,709,240	9,574,178	18,283,418

See accompanying notes to consolidated financial statement and accountant’s report

5

Precious Sheen Investments Ltd.
Consolidated Statement of Cash Flows
For the nine month period ended September 30, 2007 and year ended December 31, 2006
(Stated in US Dollars)

	Nine Months Ended	Twelve Months Ended
	September 30, 2007	December 31, 2006
Cash Flow from Operating Activities

Cash Received from Customers	$80,434,214	$59,979,793
Cash Paid to Suppliers & Employees	(75,250,277)	(65,116,627)
Interest Received	-	147
Interest Paid (net of amount capitalized)	(907,286)	(1,580,310)
Income Tax Paid	(749,504)	(400,065)
Miscellaneous Receipts	7,810	-

Cash Sourced/(Used) in Operating Activities	3,534,957	(7,117,062)

Cash Flows from Investing Activities

Payments for Purchases of Plant & Equipment	(847,063)	(1,655,077)
Payments for Purchases of Land Use Rights	(3,330,801)	(265,509)

Cash Sourced/(Used) in Investing Activities	(4,177,864)	(1,920,586)

Cash Flows from Financing Activities

Proceeds from Bank Loans	-	1,753,971
Repayment of Bank Loans	(1,302,803)	-

Cash Sourced/(Used) in Financing Activities	(1,302,803)	1,753,971

Net Increase/(Decrease) in Cash & Cash Equivalents for the Year	(1,945,710)	(7,283,677)

Effect of Currency Translation	129,552	180,050

Cash & Cash Equivalents at Beginning of Year	4,273,592	10,179,414

Cash & Cash Equivalents at End of Year	$2,457,434	$3,075,787

See accompanying notes to consolidated financial statement and accountant’s report

6

Precious Sheen Investments Ltd.
Statement of Reconciliation of Consolidated Net Income to Cash Flow Sourced/(Used) in Operating Activities
For the nine month period ended September 30, 2007 and year ended December 31, 2006
(Stated in US Dollars)

	Nine Months Ended	Twelve Months Ended
	September 30, 2007	December 31, 2006

Net Income	$8,298,587	$8,128,369

Adjustments to Reconcile Net Income to Net Cash Provided by Cash Activities:

Amortization	97,479	160,782
Depreciation	1,391,115	1,651,055
Decrease/(Increase) in Accounts Receivable	1,075,230	1,523,176
Decrease/(Increase) in Other Receivable	(528,984)	353,046
Decrease/(Increase) in Inventory	187,756	546,573
Decrease/(Increase) in Advance to Suppliers	927,869	(374,793)
Decrease/(Increase) in Related Party Receivable	(12,030,753)	(12,877,984)
Decrease/(Increase) in Prepaid Expenses	(50,535)	(40,297)
Decrease/(Increase) in Deferred Tax Benefit	-	-401,674
Increase/(Decrease) in Accounts Payable	(699,612)	(3,611,921)
Increase/(Decrease) in Taxes Payable	2,369,335	1,371,696
Increase/(Decrease) in Other Payable	(245,178)	482,075
Increase/(Decrease) in Related Party Payable	-	(4,506,002)
Increase/(Decrease) in Accrued Liabilities	546,095	(106,278)
Increase/(Decrease) in Customer Advances	2,196,553	585,116
Foreign Currency Translation Adjustment	-	(1)

Total of all adjustments	(4,763,630)	(15,245,431)

Net Cash Provided by/(Used in) Operating Activities	$3,534,957	$(7,117,062)

See accompanying notes to consolidated financial statement and accountant’s report

7

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the Nine Months ended September 30, 2007

1.	The Company and Principal Business Activities

Precious Sheen Investments Ltd. (the “Company”) is a company incorporated in the British Virgin Islands. Dalian Precious Sheen Investments Consulting Co. Ltd. (“WOFE”), a wholly owned subsidiary of the Company, is a People’s Republic of China (“PRC”) Corporation formed for the purpose of providing a group structure to enhance the viable capacity of its three PRC operating subsidiaries; namely, (a) Dalian Chuming Slaughter and Packaging Company Ltd. (“Meat Co.”), (b) Dalian Chuming Processed Foods Co. Ltd. (“Food Co.”), and (c) Dalian Chuming Sales Co. Ltd. (“Sales Co.”), to allow the Company to undergo a reverse-merger transaction, which includes a simultaneous equity financing with a United States Public Shell Company in the near future. The three operating subsidiaries are spin-off constituents of Dalian Chuming Group Co. Ltd., which actively operates its pork business in the City of Dalian, Liaoning Province of China.

The Company’s primary business activities are the production and packing of fresh pork and also production of processed meat products for distribution and sale to clients throughout the PRC and Russia.

2.	Summary of Significant Accounting Policies

(A)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

(B)	Principles of Consolidation

The consolidated financial statements, which include the Company and its subsidiaries, are compiled in accordance with generally accepted accounting principles in the United States of America. All significant inter-company accounts and transactions have been eliminated. The consolidated financial statements include 100% of assets, liabilities, and net income or loss of those wholly-owned subsidiaries.

The Company owned the three operating subsidiaries since its inception. As of September 30, 2007, the detailed identities of the consolidating subsidiaries are as follows: -

8

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the Nine Months ended September 30, 2007

Name of Company	Place of Incorporation	Attributable Equity Interest	Registered Capital
Dalian Chuming Meat Co. Ltd.	PRC	100%	RMB	10,000,000
Dalian Chuming Food Co. Ltd.	PRC	100%	RMB	5,000,000
Dalian Chuming Sales Co. Ltd.	PRC	100%	RMB	5,000,000

The consolidation of these operating subsidiaries into a newly formed holding company i.e. “the Company” is permitted by United States GAAP: ARB51 paragraph 22 and 23.

(C)	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from these estimates.

(D)	Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid equity or debt instruments purchased with a maturity of three months or less to be cash equivalents.

(E)	Accounts Receivable

The Company extends unsecured, non interest bearing credit to its customers; accordingly, the Company carries an allowance for doubtful accounts, which is an estimate, made by management. Management makes its estimate based on prior experience rates and assessment of specific outstanding customer balances. Management must approve credit extended to new customers who have met the criteria of the Company’s credit policy.

(F)	Inventory Carrying Value

Inventory, consisting of raw materials in the form of livestock, work in progress, and finished products, is stated at the lower of cost or market value. Finished products are comprised of direct materials, direct labor and an appropriate proportion of overhead. Periodic evaluation is made by management to identify if inventory needs to be written down because of damage, or spoilage. Cost is computed using the weighted average method.

9

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the Nine Months ended September 30, 2007

(G)	Advances to Suppliers

Advances to suppliers represent the cash paid in advance for purchasing raw materials. The advances to suppliers are interest free and unsecured.

(H)	Property, Plant, and Equipment

Property, Plant, and Equipment are stated at cost. Repairs and maintenance to these assets are charged to expense as incurred; major improvements enhancing the function and/or useful life are capitalized. When items are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gains or losses arising from such transactions are recognized.

Construction in progress represents the direct costs of design, acquisition, and construction of buildings, building improvements and land improvements. Capitalization of these costs ceases when substantially all activities necessary to prepare the assets for their intended use are completed. At such point, construction in progress is transferred to its respective asset classification. No depreciation is provided until it is completed and ready for intended use.

Property and equipment are depreciated using the straight-line method over their estimated useful life with a 5% salvage value. Their useful lives are as follows: -

Fixed Asset Classification	Useful Life
Land Improvements	10 years
Buildings	20 years
Building Improvements	10 years
Manufacturing Machinery & Equipment	10 years
Office Equipment	5 years
Furniture & Fixtures	5 years
Vehicles	5 years

(I)	Land Use Rights

Land Use Rights are stated at cost less accumulated amortization. Amortization is provided over its useful life, using the straight-line method. The useful life of the land use right is 50 years.

10

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the Nine Months ended September 30, 2007

(J)	Accounting for Impairment of Assets

The Company reviews the recoverability of its long-lived assets, such as property and equipment, when events or changes in circumstances occur that indicate the carrying value of the asset group may not be recoverable. The assessment of possible impairment is based on the Company’s ability to recover the carrying value of the asset from the expected future cash flows, undiscounted and without interest charges, of the related operations. If these cash flows are less than the carrying value of such assets, an impairment loss is recognized for the difference between estimated fair value and carrying value. The measurement of impairment requires management to estimate future cash flows and the fair value of long-lived assets.

(K)	Statutory Reserve

Statutory reserve refer to the amount appropriated from the net income in accordance with laws or regulations, which can be used to recover losses and increase capital, as approved, and, are to be used to expand production or operations. PRC laws prescribe that an enterprise operating at a profit, must appropriate, on an annual basis, from its earnings, an amount to the statutory reserve to be used for future company development. Such an appropriation is made until the reserve reaches a maximum equalling 50% of the enterprise’s capital.

(L)	Other Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

(M)	Recognition of Revenue

Revenue from the sale of pork products, etc., is recognized on the transfer of risks and rewards of ownership, which generally coincides with the time when the goods are delivered to customers and the title has passed.

(N)	Shipping and handling

All shipping and handling are expensed as incurred and are included as a component of cost of sales.

11

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the Nine Months ended September 30, 2007

(O)	Advertising Expense

Costs related to advertising and promotion expenditures are expensed as incurred during the year.

(P)	Retirement Benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statement of operations as incurred.

(Q)	Income Taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

The Company is operating in the PRC, and in accordance with the relevant tax laws and regulations of PRC, the corporation income tax rate is 33%.

(R)	Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

(S)	Foreign Currency Translation

The Company maintains its financial statements in the functional currency. The functional currency of the Company is the Renminbi (RMB). Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

12

Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the Nine Months ended September 30, 2007

For financial reporting purposes, the financial statements of the Company which are prepared using the functional currency have been translated into United States dollars. Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates. Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity.

Exchange Rates	9/30/2007
Year end RMB : US$ exchange rate	7.5176
Average yearly RMB : US$ exchange rate	7.67576

RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(T)	Earnings Per Share

Basic earnings per share is computed by dividing net income by the weighted average number of ordinary shares outstanding during the period. Diluted earnings per share is computed by dividing net income by the sum of the weighted average number of ordinary shares outstanding and dilutive potential ordinary shares during the years. During the years ended 2004, 2005, and 2006, no dilutive potential ordinary shares were issued.

The Company computes earnings per share (“EPS”) in accordance with Statement of Financial Accounting Standards No. 128, “Earnings per share” (“SFAS No. 128”), and SEC Staff Accounting Bulletin No. 98 (“SAB 98”). SFAS No. 128 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as the income or loss available to common shareholders divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options, and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

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Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the Nine Months ended September 30, 2007
(U)	Recent Accounting Pronouncements

In February 2006, the FASB issued a SFAS 155, “Accounting for Certain Hybrid Financial Instruments” to amend FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This statement permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation and eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006.

In July 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that the Company recognizes in its consolidated financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for the Company on January 1, 2007, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, where fair value is the relevant measurement attribute. The standard does not require any new fair value measurements. SFAS 157 is effective for financial statements issued for fiscal year beginning after November 15, 2007, and interim periods within those fiscal years.

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statement errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company’s financial statements and the related financial statement disclosures. SAB No.108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.

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Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the Nine Months ended September 30, 2007

In February 2007, the Financial Accounting Standards Board issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment of SFAS 115 (SFAS No. 159), which allows for the option to measure financial instruments and certain other items at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. The objective of SFAS 159 is to provide opportunities to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply hedge accounting provisions. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of SFAS No. 159 on our consolidated financial statements.

The Company does not anticipate that the adoption of the above standards will have a material impact on these consolidated financial statements.

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Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the Nine Months ended September 30, 2007

3.	Accounts Receivable

Accounts Receivable at September 30, 2007, consisted of the following: -

	9/30/2007	12/31/2006
Accounts Receivable - Trade	854,718	1,877,664
Less: Allowance for Doubtful Accounts	(82,429)	(79,267)
Net Accounts Receivable	$772,289	$1,798,397

4.	Inventory

	9/30/2007	12/31/2006
Raw Materials	852,097	875,233
Work in Progress	67,943	365,961
Finished Goods	1,469,715	1,144,263
	$2,389,755	$2,385,447

5.	Related Party Receivable

All of the constituents within the group, which have business transactions with the Company are consummated through the ultimate holding company. Accordingly, the Related Party Receivable was from Dalian Group Holdings.

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Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the Nine Months ended September 30, 2007
6.	Property, Plant & Equipment

		Accumulated
September 30, 2007	Cost	Depreciation	Net

Buildings	18,726,332	1,830,518	16,895,814
Manufacturing Equipment	8,610,183	1,917,092	6,693,091
Office Equipment	47,871	16,958	30,913
Electronic Equipment	131,318	58,333	72,985
Vehicles	672,551	306,699	365,852
Fixed Assets - Other	682,881	189,974	492,907
Furniture & Fixture	49,331	18,186	31,145
	$28,920,467	$4,337,760	$24,582,707

		Accumulated
December 31, 2006	Cost	Depreciation	Net
Land Improvements	441,484	59,789	381,695
Building Improvements	54,291	9,406	44,885
Buildings	14,167,331	1,104,854	13,062,477
Manufacturing Equipment	8,346,776	1,403,176	6,943,600
Office Equipment	68,198	14,165	54,033
Vehicles	572,290	203,600	368,690
Furniture & Fixture	30,550	10,468	20,081
	$23,680,920	$2,805,458	$20,875,462

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Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the Nine Months ended September 30, 2007
7.	Land Use Right

The Company had the following intangible assets outstanding at September 30, 2007:

	9/30/2007	12/31/2006
Land Use Rights, at Cost	13,075,419	9,303,402
Less: Accumulated Amortization	(507,462)	(392,2830
	$12,567,957	$8,911,119

8.	Bank Loans From Group Leader

As of September 30, 2007, outstanding bank loans and notes were $18,622,965 (12/31/2006: $17,908,539). Actually, the Company obtained a loan of $20,466,901 (RMB 160,000,000) from its group leader, Dalian Chuming Group Co., Ltd; which in turn, obtained these funds in a joint loan commitment from both China Development Bank and Shenzhen Development Bank (“Banks”) via a collateralized loan. Dalian Chuming Group Co., Ltd. collateralized the loan by purchasing a bond from China Export and Credit Insurance Corporation (“Bond Issuer”). The bond guarantees to the Banks the entire principal and accrued interest of the loan. The cost of the bond is RMB 1,000,000 annually, or in USD: $120,668, 121,902, and 125,284 for the years 2004, 2005, and 2006, respectively, which was paid by the Company. The loan carries a fixed interest of 5.76% per annum. The Company pledged both land use rights and buildings to the Bond Issuer. The Company pursued a loan from its group leader as the financing solution of choice because the Company is in lack of tangible assets for collateral as well as favorable credit history to directly establish credit facility with the bank.

The following table is a schedule of due dates of principal payments.

Due Date	Amount
November 20, 2007	1,279,181
November 20, 2008	2,558,363
November 20, 2009	3,837,544
November 20, 2010	3,837,544
November 20, 2011	3,837,544
November 20, 2012	3,837,544
$19,187,720

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Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the Nine Months ended September 30, 2007
9.	Commitments of Statutory Reserve

	9/30/2007	12/31/2006

PRC Registered Capital	3,543,264	3,602,027

- Statutory Reserve Ceiling based on 50% of Registered Capital	1,771,632	1,810,014

Less: - Retained Earnings appropriated to Statutory Reserve	1,564,301	750,702

Reserve Commitment Outstanding	$207,331	$1,059,312

10.	Advertising Costs

Advertising costs incurred for the period ended September 30, 2007 were $2,659,963

11.	Income Taxes

The Company’s different operating subsidiaries are subject to different income tax regulations under PRC law.

The operating subsidiary, Meat Co., has been given special tax-free status by the PRC government because of the Company’s standing as leader in its industry in Dalian.

The Company’s operating subsidiary, Food Co., has provided provisions for income taxes in the nine months ended September 30, 2007.

The Company’s operating subsidiary, Sales Co., has not provided provisions for income taxes because it has incurred operating losses.

After adjusting for special tax-free status and net operating loss, the consolidated taxable earnings were determined to be non-taxable. Therefore, no tax provision was made at September 30, 2007.

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Precious Sheen Investments Ltd.
Notes to Consolidated Financial Statements
As of and for the Nine Months ended September 30, 2007
12.	Commitments

It is company policy to develop plant facilities based on availability of cash resources without incurring capital commitments. Therefore, the Company did not have any capital commitments existing at September 30, 2007.

There were no severance packages provided to key management personnel that resigned their positions. The Company has the right to terminate employment for cause at any time.

13.	Related Party Transactions

The Company conducts business with the following related parties: Dalian Chuming Group Co., Ltd composed of the following subsidiaries that are not consolidated in Dalian Precious Sheen Investments Consulting Co. Ltd.: (1) Dalian Chuming Industrial Development Co., Ltd., (2) Dalian Chuming Trading Co., Ltd, (3) Dalian Mingxing Livestock Product Co. Ltd., (4) Dalian Chuming Stockbreeding Combo Development Co., Ltd., (5) Dalian Chuming Fodder Co., Ltd., and (6) Dalian Chuming Biological Technology Co., Ltd.. The Company and the aforementioned related parties have a common ownership. All transactions with related parties were performed at arm’s length.

14.	Concentration of Risk

(A)	Demand Risk

The Company had concentrations of risk in demand for its products because its sales were made to a small number of customers.

(B)	Supply Risk

The Company is subject to concentration of supply shortage risk because it purchases its materials for resale from a few select vendors. The Company’s availability of supply is correlated with the few select vendors’ ability to meet the market demand.

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